Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Jason Kosty	May 2014	Investment Officer of MFS
Geoffrey L. Schechter	2000	Investment Officer of MFS

Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Jason Kosty	Portfolio Manager	Employed in the investment area of MFS since 2003
Geoffrey L. Schechter	Portfolio Manager	Employed in the investment area of MFS since 1993

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